UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: November 3, 1999

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)

             Colorado            000-24768            84-1123311
(State or other jurisdiction    (Commission         (IRS Employer
     of incorporation)          (File Number)     Identification No.)


 7100 East Belleview Ave., Suite 301,  Englewood, CO       80111
      (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (303) 741-4828

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events
Press release dated November 1, 1999 announcing new agreement with Advica Health Resources, Inc..


                                              Reg. S-K
Exhibit No.             Description            Item No.

*99.1                   Press release          99

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MEDIX RESOURCES, INC.



Date: November 3, 1999         By:/s/ John P. Yeros
                            John P. Yeros, President